UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 31, 2010 (Date of earliest event reported)
John D. Oil and Gas Company (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 345 Mentor, Ohio (Address of principal executive offices)	44060 (Zip Code)

(440) 255-6325 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2010, C. Jean Mihitsch retired as Chief Financial Officer of John D. Oil and Gas Company (the “Company”).

Also on December 31, 2010, the Company’s Board of Directors appointed Carolyn T. Coatoam, age 65, as the Chief Financial Officer of the Company.  Ms. Coatoam has been employed as a consultant to Richard M. Osborne, the Company’s Chief Executive Officer, since June 2009.  From 1996 to 2009, she worked as a consultant for Niche Systems & Support, Inc., a publicly-held distributor of industrial products.  Ms. Coatoam began her career with Deloitte & Touche. Subsequently, she served as the chief financial officer for Mr. Concrete Inc. and Coatoam & Co. Inc. until 2005.  She is an inactive certified public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company

By:	/s/ Gregory J. Osborne
Name:	Gregory J. Osborne
Title:	Chief Operating Officer

Dated:  January 6, 2011